EXHIBIT 99.1

j2 Global Reports 2007 Year End Results

Announces Share Repurchase Program

LOS ANGELES—February 19, 2008—j2 Global Communications, Inc. [NASDAQGS:JCOM] today reported financial results for the fourth quarter and year ended December 31, 2007 and announced that its Board of Directors has authorized a five million share repurchase program to be open through the end of fiscal year 2010.

ANNUAL RESULTS

For fiscal year 2007, total revenues increased 22% to $221 million compared to $181 million in fiscal 2006.

Net earnings per diluted share for 2007, excluding non-cash stock-based compensation expense net of related tax benefit (“Non-GAAP EPS”), increased 29% to $1.45 compared to $1.12 in 2006. GAAP net earnings per diluted share for 2007 increased 30% to $1.35 compared to $1.04 in 2006.

Net earnings for 2007, excluding non-cash stock-based compensation expense net of related tax benefit (“Non-GAAP Earnings”), increased 29% to $74 million compared to $57 million in 2006. GAAP net earnings for 2007 increased 29% to $68 million compared to $53 million in 2006.

The Company ended the year with approximately $230 million in cash and investments as compared to $192 million as of December 31, 2006. Fiscal year 2007 year-end cash and investments reflects approximately $54 million of cash utilized to complete our previous common stock repurchase program and the acquisitions of YAC Limited and the RapidFAX business.

Key financial results for fiscal year 2007 versus fiscal year 2006 are as follows:

	2007	2006	% Increase
Revenues	$221 million	$181 million	22%
Non-GAAP EPS (1)	$1.45	$1.12	29%
Non-GAAP Earnings (1)	$74 million	$57 million	29%
Net Earnings (1)	$68 million	$53 million	29%
Net Earnings per Share (1)	$1.35	$1.04	30%
(1) For fiscal 2007 and fiscal 2006 the tax rate was approximately 28% and 27%, respectively.

FOURTH QUARTER 2007 RESULTS

Revenues for Q4 2007 increased 16% to $57 million compared to $49 million in Q4 2006.

Non-GAAP EPS for Q4 2007 increased 20% to $0.36 compared to $0.30 in Q4 2006. GAAP net earnings per diluted share rose 17% to $0.34 compared to $0.29 in Q4 2006.

Non-GAAP Earnings for Q4 2007 increased 18% to $18 million compared to $16 million in Q4 2006. GAAP net earnings for Q4 2007 increased 14% to $17 million compared to $15 million in Q4 2006.

Key financial results for fourth quarter 2007 versus fourth quarter 2006 are as follows:

	Q4 2007	Q4 2006	% Increase
Revenues	$57 million	$49 million	16%
Non-GAAP EPS (1)	$0.36	$0.30	20%
Non-GAAP Earnings (1)	$18 million	$16 million	18%
Net Earnings (1)	$17 million	$15 million	14%
Net Earnings per Share (1)	$0.34	$0.29	17%
(1) For Q4 2007 and Q4 2006 the tax rate was approximately 28% and 26%, respectively.

SHARE REPURCHASE PROGRAM

Under the share repurchase program, the Company may make purchases in the public market or in off-market transactions of up to five million shares at any time or times through December 31, 2010. The timing and amounts of any purchases will be determined by the Company from time to time, depending on market conditions and other factors it deems relevant.

BUSINESS OUTLOOK

“2007 was an exciting year for j2 Global,” said Hemi Zucker, co-president and chief operating officer of j2 Global. “We more than doubled our voice-services customers and grew our paid DIDs by approximately 160,000 while implementing price increases to much of our existing customer base. In addition, we bolstered our international business with the continued expansion of our service offerings, which resulted in a more than 45% increase in international paid DIDs and revenues.”

2008 Guidance

For fiscal year 2008, j2 Global anticipates revenues between $240 million and $270 million and GAAP net earnings per diluted share between $1.45 and  $1.65.

The range of anticipated revenues takes into account both organic growth and acquisition related growth within the context of current volatile economic conditions.

The range of anticipated GAAP EPS guidance assumes revenues within the range discussed above and takes into consideration fluctuations in interest earned on cash balances, use of cash balances, stock-based compensation expense and taxes.

A summary of this 2008 financial guidance as compared to 2007 actual results is set forth in the table below:

	FY 2008 Guidance	FY 2007 Actuals
Revenues	$240 million - $270 million	$221 million
GAAP EPS	$1.45 - $1.65	$1.35

About j2 Global Communications
Founded in 1995, j2 Global Communications, Inc. provides outsourced, value-added messaging and communications services to individuals and businesses around the world. j2 Global’s network spans more than 3,000 cities in 42 countries on five continents. The Company offers faxing and voicemail solutions, document management solutions, Web-initiated conference calling, and unified-messaging and communications services. j2 Global markets its services principally under the brand names eFax®, eFax Corporate®, eFaxDeveloperTM, Fax.comTM, Send2Fax®, eFax BroadcastTM, jBlast®, jConnect®, Onebox®, Onebox ReceptionistTM, RapidFAXTM, eVoice®, eVoice ReceptionistTM, YAC® and Electric Mail®. As of December 31, 2007, j2 Global had achieved 12 consecutive fiscal years of revenue growth and 6 consecutive fiscal years of positive and growing operating earnings. For more information about j2 Global, please visit www.j2global.com.

Contact:	JeffAdelman j2 Global Communications, Inc. 323-372-3617 press@j2global.com

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this Press Release are “forward-looking statements” within the meaning of The Private Securities Litigation Act of 1995, particularly those contained in the “Business Outlook” portion (and specifically 2008 guidance). These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors and uncertainties include, among other items: Subscriber growth and retention; variability of revenue based on changing conditions in particular industries and the economy generally; protection of the Company’s proprietary technology or infringement by the Company of intellectual property of others; the risk of adverse changes in the U.S. or international regulatory environments surrounding unified messaging and telecommunications, including but not limited to the imposition of additional taxation or regulatory-related fees; and the numerous other factors set forth in j2 Global’s filings with the Securities and Exchange Commission (“SEC”). For a more detailed description of the risk factors and uncertainties affecting j2 Global, refer to the 2006 Annual Report on Form 10-K filed by j2 Global on March 12, 2007, and the other reports filed by j2 Global from time-to-time with the SEC, each of which is available at www.sec.gov. The financial estimates provided in the “Business Outlook” portion of this press release (and specifically 2008 guidance) are based on limited information available to the Company at this time, which is subject to change. Although management’s expectations may change after the date of this press release, the Company undertakes no obligation to revise or update these financial estimates.

j2 GLOBAL COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

	THREE MONTHS ENDED DECEMBER 31,		YEAR ENDED DECEMBER 31,
	2007	2006	2007	2006

Revenues:
Subscriber	$55,394	$47,447	$212,329	$175,171
Other	1,436	1,457	8,368	5,908

Total revenue	56,830	48,904	220,697	181,079

Cost of revenues (including stock-based compensation of $177 and $668 for the three months and year ended December 31, 2007, respectively, and $13 and $316 for the three months and year ended December 31, 2006, respectively)	11,597	8,776	43,987	36,723

Gross profit	45,233	40,128	176,710	144,356

Operating expenses:
Sales and marketing (including stock-based compensation of $342 and $1,187 for the three months and year ended December 31, 2007, respectively, and $231 and $1,038 for the three months and year ended December 31, 2006, respectively)	10,098	8,294	38,768	30,792

Research, development and engineering (including stock-based compensation of $228 and $771 for the three months and year ended December 31, 2007, respectively, and $143 and $556 for the three months and year ended December 31, 2006, respectively)	3,099	2,808	11,833	8,773

General and administrative (including stock-based compensation of $1,368 and $4,788 for the three months and year ended December 31, 2007, respectively, and $709 and $3,782 for the three months and year ended December 31, 2006, respectively)	10,866	12,300	39,683	38,754

Total operating expenses	24,063	23,402	90,284	78,319

Operating earnings	21,170	16,726	86,426	66,037

Other income (expenses):
Interest and other income	2,567	3,278	9,272	7,269
Interest and other expense	(253)	(5)	(237)	(74)
Total other income and expenses	2,314	3,273	9,035	7,195

Earnings before income taxes	23,484	19,999	95,461	73,232

Income tax expense	6,628	5,168	27,000	20,101

Net earnings	$16,856	$14,831	$68,461	$53,131

Net earnings per common share	$0.35	$0.30	$1.40	$1.08

Net earnings per common share, assuming dilution	$0.34	$0.29	$1.35	$1.04

Weighted average common shares outstanding	48,652,001	49,020,695	48,953,483	49,209,129

Weighted average common shares outstanding, assuming dilution	50,268,781	50,979,088	50,762,007	51,048,995

j2 GLOBAL COMMUNICATIONS, INC.
CONSOLIDATED BALANCE SHEETS
( IN THOUSANDS)

	DECEMBER 31,	DECEMBER 31,
	2007	2006

ASSETS
Cash and cash equivalents	$154,220	$95,605
Short-term investments	54,297	83,498
Accounts receivable, net of allowances of $1,378 and $1,105, respectively	15,365	11,989
Prepaid expenses and other	5,061	4,779
Deferred income taxes	1,724	2,643

Total current assets	230,667	198,514

Long-term investments	21,241	12,493
Property and equipment, net	23,511	18,951
Goodwill	39,452	30,954
Other purchased intangibles, net	29,220	21,400
Deferred income taxes	6,113	5,406
Other assets	205	442

TOTAL ASSETS	$350,409	$288,160

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses	$17,516	$17,117
Income taxes payable	4,649	4,511
Deferred revenue	14,708	11,530
Current portion of long-term debt	—	149

Total current liabilities	36,873	33,307

Accrued income taxes	30,863	—
Other	59	112

Total liabilities	67,795	33,419

STOCKHOLDERS' EQUITY
Preferred stock	—	—
Common stock	543	535
Additional paid-in capital	121,503	144,935
Treasury stock, at cost	(4,662)	(4,647)
Retained earnings	162,281	112,735
Accumulated other comprehensive income	2,949	1,183
Total stockholders' equity	282,614	254,741

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$350,409	$288,160

j2 GLOBAL COMMUNICATIONS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN THOUSANDS)

	FOR THE YEAR ENDED DECEMBER 31,
	2007	2006

Cash flows from operating activities:
Net earnings	$68,461	$53,131
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	10,134	8,228
Share-based compensation	7,414	5,692
Tax benefit of stock option exercises and vested restricted stock	—	1,586
Excess tax benefits from share-based compensation	(4,731)	(1,458)
Deferred income taxes	212	(1,961)
Loss on disposal of fixed assets	229	130
Changes in assets and liabilities, net of effects of business combinations:
Decrease (increase) in:
Accounts receivable	(3,106)	(2,463)
Prepaid expenses and other current assets	(133)	(1,394)
Other assets	(201)	(118)
Increase (decrease) in:
Accounts payable and accrued expenses	(2,580)	5,773
Income taxes payable	9,672	1,635
Deferred revenue	2,991	4,112
Accrued income taxes	5,898	—
Other liabilities	(53)	112

Net cash provided by operating activities	94,207	73,005

Cash flows from investing activities:
Purchases of available-for-sale investments	(38,620)	(144,803)
Sales of available-for-sale investments	39,175	121,858
Purchases of held-to-maturity investments	(298,882)	(36,705)
Maturities of held-to-maturity investments	318,868	71,931
Purchases of property and equipment	(10,315)	(7,199)
Acquisition of businesses, net of cash received	(11,165)	(7,351)
Purchases of intangible assets	(6,038)	(3,517)
Proceeds from sale of investment	—	822
Proceeds from sale of property and equipment	—	10

Net cash used in investing activities	(6,977)	(4,954)

Cash flows from financing activities:
Repurchases of common stock and restricted stock	(42,427)	(11,612)
Issuance of common stock under employee stock purchase plan	266	472
Exercise of stock options and warrants	7,700	928
Excess tax benefits on stock option exercises	4,731	1,458
Repayments of long-term debt	(153)	(599)

Net cash used in financing activities	(29,883)	(9,353)

Effect of exchange rate changes on cash and cash equivalents	1,268	606

Net Increase in cash and cash equivalents	58,615	59,304

Cash and cash equivalents, beginning of year	95,605	36,301

Cash and cash equivalents, end of year	$154,220	$95,605

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF NON-GAAP NET EARNINGS
FOR THE THREE MONTHS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP net earnings are GAAP net earnings with the following modifications (i) elimination of stock-based compensation expense for 2007 and 2006; and (ii) elimination of income tax expense associated with stock-based compensation expense. Non-GAAP net earnings and non-GAAP net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes.  The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions.  The Company believes that this non-GAAP financial information provides a useful measure of operating performance.

	THREE MONTHS ENDED DECEMBER 31, 2007				THREE MONTHS ENDED DECEMBER 31, 2006
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP

Revenues:
Subscriber	$55,394	$—		$55,394	$47,447	$—		$47,447
Other	1,436	—		1,436	1,457	—		1,457

Total revenue	56,830	—		56,830	48,904	—		48,904

Cost of revenues (1)	11,597	(177	) (1)	11,420	8,776	(13	) (1)	8,763

Gross profit	45,233	177		45,410	40,128	13		40,141

Operating expenses:
Sales and marketing (1)	10,098	(342	) (1)	9,756	8,294	(231	) (1)	8,063
Research, development and engineering (1)	3,099	(228	) (1)	2,871	2,808	(143	) (1)	2,665
General and administrative (1), (2), (3)	10,866	(1,368	) (1)	9,498	12,300	(709	) (1)	11,591

Total operating expenses	24,063	(1,938)		22,125	23,402	(1,083)		22,319

Operating earnings	21,170	2,115		23,285	16,726	1,096		17,822

Other income and expenses:
Interest and other income and expenses, net (1)	2,314	126		2,440	3,273	—		3,273

Total other income and expenses:	2,314	126		2,440	3,273	—		3,273

Earnings before income taxes	23,484	2,241		25,725	19,999	1,096		21,095

Income tax expense (4)	6,628	664	(2)	7,292	5,168	292	(2)	5,460

Net earnings	$16,856	$1,577		$18,433	$14,831	$804		$15,635

Net earnings per common share, assuming dilution	$0.34			$0.36	$0.29			$0.30

Weighted average common shares outstanding, assuming dilution	50,268,781			50,517,395	50,979,088			51,329,088

(1) Stock-based compensation and related payroll tax and employee compensation expenses
Cost of revenues		$(177)				$(13)
Sales and marketing		(342)				(231)
Research, development and engineering		(228)				(143)
General and administrative		(1,368)				(709)
Interest and other expense		(126)				—
Total		$(2,241)				$(1,096)

(2) Income tax adjustment, net impact of the items above		$664				$292

j2 GLOBAL COMMUNICATIONS, INC.
UNAUDITED RECONCILIATION OF NON-GAAP NET EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2007 AND DECEMBER 31, 2006
(UNAUDITED, IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

Non-GAAP net earnings are GAAP net earnings with the following modifications (i) elimination of stock-based compensation expense for 2007 and 2006; and (ii) elimination of income tax expense associated with stock-based compensation expense. Non-GAAP net earnings and non-GAAP net earnings per share are not meant as a substitute for measures determined under GAAP, but are solely for informational purposes.  The following table illustrates and reconciles the GAAP net earnings with the aforementioned exclusions.  The Company believes that this non-GAAP financial information provides a useful measure of operating performance.

	YEAR ENDED DECEMBER 31, 2007				YEAR ENDED DECEMBER 31, 2006
	Reported	Non-GAAP Entries		Non-GAAP	Reported	Non-GAAP Entries		Non-GAAP

Revenues:
Subscriber	$212,329	$—		$212,329	$175,171	$—		$175,171
Other	8,368	—		8,368	5,908	—		5,908

Total revenue	220,697	—		220,697	181,079	—		181,079

Cost of revenues (1)	43,987	(668	) (1)	43,319	36,723	(316	) (1)	36,407

Gross profit	176,710	668		177,378	144,356	316		144,672

Operating expenses:
Sales and marketing (1)	38,768	(1,187	) (1)	37,581	30,792	(1,038	) (1)	29,754
Research, development and engineering (1)	11,833	(771	) (1)	11,062	8,773	(556	) (1)	8,217
General and administrative (1), (2), (3)	39,683	(4,788	) (1)	34,895	38,754	(3,782	) (1)	34,972

Total operating expenses	90,284	(6,746)		83,538	78,319	(5,376)		72,943

Operating earnings	86,426	7,414		93,840	66,037	5,692		71,729

Other income and expenses:
Interest and other income and expenses, net	9,035	126	(1)	9,161	7,195	—		7,195

Total other income and expenses:	9,035	126		9,161	7,195	—		7,195

Earnings before income taxes	95,461	7,540		103,001	73,232	5,692		78,924

Income tax expense (2)	27,000	2,213	(2)	29,213	20,101	1,584	(2)	21,685

Net earnings	$68,461	$5,327		$73,788	$53,131	$4,108		$57,239

Net earnings per common share, assuming dilution	$1.35			$1.45	$1.04			$1.12

Weighted average common shares outstanding, assuming dilution	50,762,007			51,009,299	51,048,995			51,330,932

(1) Stock-based compensation and related payroll tax and employee compensation expenses
Cost of revenues		$(668)				$(316)
Sales and marketing		(1,187)				(1,038)
Research, development and engineering		(771)				(556)
General and administrative		(4,788)				(3,782)
Interest and other expense		(126)				—
Total		$(7,540)				$(5,692)

(2) Income tax adjustment, net impact of the items above		$2,213				$1,584